HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT TWELVE

333-114401                               HV-4824 - Group Variable Funding Agreements - The HART Program [No Fee]

333-114404                               HV-4900 - Group Variable Funding Agreements - The HART Program [Fee]

_________________________________

Supplement dated October 5, 2011 to your Prospectus

FEE CHANGES

THE HARTFORD GROWTH FUND – CLASS A

THE HARTFORD GROWTH OPPORTUNITIES FUND – CLASS A

Effective immediately, under the heading “FEE TABLES” of the Prospectus, the “Annual Fund Operating Expenses” table and the footnotes attached thereto for the underlying Funds are deleted and replaced with the following:

Annual Fund Operating Expenses

As of the Fund’s Year End

(As a percentage of average daily net assets)

Underlying Fund:	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Operating Expenses	Contractual Fee Waiver and/or Expense Reimbursement	Total Annual Fund Operating Expenses After Fee Waiver
The Hartford Mutual Funds II, Inc.
The Hartford Growth Fund - Class A	0.74%	0.25%	0.29%	N/A	1.28%	N/A	1.28%(24)
The Hartford Growth Opportunities Fund - Class A	0.71%	0.25%	0.38%	N/A	1.34%	0.03%	1.31%(25)

The Prospectus is amended to reflect the above change.

______________________________________________________

(24)

Hartford Investment Financial Services, LLC (the “Investment Manager”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses of 1.25%.  In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year.  The contractual arrangements will remain in effect until February 28, 2013. The other contractual arrangements will remain in effect until February 28, 2013 and shall renew automatically for one-year terms unless the Investment Manager or HASCO, respectively, provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of the Fund.

(25)

Hartford Investment Financial Services, LLC (the “Investment Manager”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses of 1.21%.  In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year.  The contractual arrangements will remain in effect until February 28, 2013. The other contractual arrangements will remain in effect until February 28, 2013 and shall renew automatically for one-year terms unless the Investment Manager or HASCO, respectively, provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of the Fund.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.